Exhibit 99.1 Corporate Presentation November 2021 2021 © Greenidge Generation – Proprietary & Confidential 1

Disclaimer This presentation is not a prospectus and is not an offer to sell, nor a solicitation of an offer to buy, securities of Greenidge. This material has been Unless otherwise indicated, all market data and industry data used in this presentation was obtained from reports of governmental agencies, prepared solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities and should not be industry publications, third party surveys, market research, consultant surveys and publicly available information. We believe the data from third- treated as giving investment advice. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, or reliability of the information contained herein. Any opinions expressed in this material are subject to change without notice and neither Greenidge make no guarantees as to its accuracy, completeness or timeliness. Some market and industry data, and statistical information and forecasts, are Generation Holdings Inc. (“Greenidge”, “we”, “our”, “ours” and “us”) nor any other person is obligated to update or keep current the information also based on management’s estimates. Any such market data, information or forecast may prove to be inaccurate because of the method by which contained herein. The information contained herein does not purport to be complete and is subject to qualifications and assumptions, and neither Greenidge obtains it or because it cannot always be verified with complete certainty given the limits on the availability and reliability of raw data, the Greenidge nor any agent can give any representations as to the accuracy thereof. Greenidge and its respective affiliates, agents, directors, partners voluntary nature of the data gathering process and other limitations and uncertainties. and employees accept no liability whatsoever for any loss or damage of any kind arising out of the use of all or any part of this material. To provide investors and others with additional information regarding the financial results of Greenidge, we have disclosed in this presentation Safe Harbor and Statement Regarding Use of Non-GAAP Financial Measures certain non-GAAP operating performance measures of Adjusted EBITDA, Adjusted EBITDA margin and Adjusted net income. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other This presentation includes certain statements that may constitute “forward-looking statements” within the meaning of the Private Securities special items determined by management, including, but not limited to costs associated with the merger with Support, costs of becoming a public Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements for purposes of federal and company (which included the costs of a corporate reorganization from an LLC, public registration of shares and associated costs) and business state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating expansion costs. Adjusted EBITDA margin is the percentage of Adjusted EBITDA of revenue. Adjusted net income is net loss adjusted for the after- results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” tax impacts of special items determined by management, including but not limited to costs associated with the merger with Support, costs of “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on becoming a public company (which included the costs of a corporate reorganization from an LLC, public registration of shares and associated costs) current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking and business expansion costs. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge's results statements in this presentation include, among other things, statements regarding the business plan, business strategy and operations of presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors expected or anticipated to occur in the future. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters regarding Greenidge's financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or not limited to the matters and factors described in Greenidge’s Quarterly Reports on Form 10-Q, and its other filings with the Securities and guidance prepared and presented in accordance with U.S. GAAP. A reconciliation of the non-GAAP financial measures to U.S. GAAP results is Exchange Commission (the “SEC”), as well as statements about or relating to or otherwise affected by: (i) the ability to recognize the anticipated included herein. You should review the reconciliation of net loss to EBITDA and Adjusted EBITDA included in the presentation and not rely on any objectives and benefits of an expansion into multiple data centers in Texas or South Carolina; (ii) the ability to negotiate or execute definitive single financial measure to evaluate Greenidge’s business. documentation with respect to potential expansion sites on terms and conditions that are acceptable to Greenidge, whether on a timely basis or at all; (iii) the ability to recognize the anticipated objectives and any benefits, including the anticipated tax treatment, of the acquisition of This presentation contains projected financial information, including projected run rate revenue with respect to Greenidge. Such projected financial Support.com; (iv) changes in applicable laws, regulations or permits affecting Greenidge’s operations or the industries in which it operates, including information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (v) any failure to obtain adequate financing on a timely indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject basis and on acceptable terms with regard to growth strategies or operations; (vi) fluctuations in the market pricing of bitcoin and other to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual cryptocurrencies; (vii) loss of public confidence in, or use cases of, bitcoin and other cryptocurrencies; (viii) the potential of cryptocurrency market results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of manipulation; (x) the economics of mining cryptocurrency, including as to variables or factors affecting the cost, efficiency and profitability of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecast will be mining; (xi) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of Greenidge, achieved. including mining equipment and equipment meeting the technical or other specifications required to achieve Greenidge’s growth strategy, (xii) the possibility that Greenidge may be adversely affected by other economic, business or competitive factors, including factors affecting the industries This presentation may not be reproduced in any manner whatsoever. Any reproduction of this document in whole or in part is not authorized. Failure in which it operates or upon which it relies and is dependent; (xiii) the ability to expand successfully to other facilities, mine other cryptocurrencies to comply with this directive may result in a violation of the Securities Act of 1933, as amended, or applicable laws of other jurisdictions. or otherwise expand the business; (xiv) changes in tax regulations applicable to Greenidge, its assets or cryptocurrencies, including bitcoin; (xv) any litigation involving Greenidge; (xvi) costs and expenses relating to cryptocurrency transaction fees and fluctuation in cryptocurrency transaction All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and our use thereof fees; (xvii) the condition of Greenidge’s physical assets, including that Greenidge’s current single operating facility may realize material, if not total, does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or convenience, trademarks and trade names referred to in this presentation may appear with the ® or ™ symbols, but such references are not intended sabotage; and (xix) the actual and potential economic fallout resulting from the COVID-19 pandemic. Consequently, all of the forward-looking to indicate, in any way, that such names and logos are trademarks or registered trademarks of Greenidge. statements made in this presentation are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this presentation. You should not put undue Greenidge is an issuer of securities registered with the SEC. Shares of our common stock are traded on the Nasdaq Global Select Market under the reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will symbol “GREE.” Accordingly, we are currently required to file quarterly and annual reports with the SEC. All such reports are available on our website transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results and on the SEC’s website at www.sec.gov. expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this presentation and Greenidge does not assume any duty to update or revise any forward-looking statements included in this presentation, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this presentation. 2021 © Greenidge Generation – Proprietary & Confidential 2

Third Quarter Financial Highlights Greenidge Released Q3 2021 Results on th November 15 ● Total revenue increased to $35.8 million, up 484% year-over-year, and up 121% compared to the second quarter 2021 ● Cryptocurrency Mining revenue increased to $31.2 million, up 924% year-over-year, and up 122% compared to the second quarter 2021 ● Net loss was $7.9 million for the third quarter as compared to a loss of $0.3 million in the prior year and net income of $3.5 million in the second quarter of 2021 (1) ● Adjusted EBITDA of $21.2 million, compared to $0.8 million in the prior year, and $8.1 million in the second quarter of 2021 (2) ● Adjusted EBITDA margin of 59.2%, compared to 12.7% in the prior year, and 49.9% in the second quarter of 2021 (1) ● Adjusted net income of $12.2 million ● Cash, short term investments and bitcoin holdings of $53.0 million as of September 30, 2021, and approximately $105 million as of November 14, 2021 1) Non-GAAP measure. See slide 21 for a reconciliation from GAAP to non-GAAP measures. 2) Adjusted EBITDA margin is defined as adjusted EBITDA as a percentage of revenue. 2021 © Greenidge Generation – Proprietary & Confidential 3

Company Overview Jeffrey Kirt Chief Executive Officer 2021 © Greenidge Generation – Proprietary & Confidential 4

Greenidge Snapshot Greenidge Today Where We are Headed 500+ MW 21+ EH/s MW of Mining Capacity (Current Site) 144 MW 4.7 EH/s MW of Mining Capacity (Expansion) EH/s of Hashrate (Current Site) 92 MW 3.3 EH/s EH/s of Hashrate (Expansion) 52 MW 1.4 EH/s 52 MW 1.4 EH/s 52 MW 1.4 EH/s 17 MW .39 EH/s December 2021 December 2022 2025E December 2020 Committed Capacity Committed Capacity Q3 2021 Annualized 2020 Revenue (1) Revenue $20 million Rapid $143 million 2022 Run Rate (2) Revenue Revenue & Q3 2021 Annualized $540 million (3) 2020 Adj. EBITDA (1) Adj. EBITDA Adj. EBITDA $3 million $85 million growth 2020 BTC Mined: 1,146 LTM BTC Mined: 1,484 1) Quarterly metric is multiplied by four to indicate annualized metric 2) Based on 2021 YTD average $/TH-day mining revenue through 11/9/2021 3) Non-GAAP measure. See slide 21 for a reconciliation from GAAP to non-GAAP measures. 2021 © Greenidge Generation – Proprietary & Confidential 5

How We Are Different 1 2 3 4 100% In-House Mining and Vertically Integrated Behind- 100% Carbon-Neutral Operation Proven Track Record of Success Engineering Capability The-Meter Power ✓ 100% carbon-neutral ✓ Over 1.2 EH/s, 15,300 miners Design operations since June 2021 and 44 MW deployed as of September 2021 Power ✓ Pursuing 100% carbon neutral Generation expansion sites✓ Successfully built and operate existing mining facility Operate ✓ Focusing on expansion locations with renewable or ✓ 729 bitcoin mined in 3Q2021 low-carbon sources of energy ✓ 1,484 bitcoin mined in LTM Mining Maintain ✓ Carbon emissions from ended September 2021 Infrastructure mining are offset through purchase of carbon offset ✓ 3x growth in hashrate and credits registered with either electrical capacity since 2020 Perform the American Climate Registry or Climate Action Reserve Miners Safety 1 recordable in 234,000 hours worked since 2014 2021 © Greenidge Generation – Proprietary & Confidential 6

Greenidge Footprint Geographic Diversity Expansion Opportunities Currently Operate Original Facility in Dresden, NY ● 106 MW of natural gas power generation capacity; 85 MW of mining capacity ● As of September 30, 2021: 1.2 EH/s; 15,300 miners; 44 MW 3,000+ MW of Proprietary Expansion Opportunities in South Carolina and Texas ● South Carolina Dresden NY ─ Purchasing 175-acre industrial site with 750k+ square feet of existing buildings ─ Transaction closing early December 2021 ─ Expect to commence small scale operations in late December 2021 ● Texas Generation Sites ─ Exclusive ROFR to develop data centers at 1,000 MW of power generation sites in ERCOT market ● Texas Development Sites ─ Exclusive agreement to develop data centers at least 6 greenfield locations in ERCOT market with over 2,000 MW of electrical capacity ● Evaluating which of the 10+ sites is best suited to develop Greenidge’s next generation data center ─ Improved proprietary building design ─ Designed by in-house engineers leveraging Greenidge’s operating experience 2021 © Greenidge Generation – Proprietary & Confidential 7

Ownership Structure Significant daily volume Long-term shareholders from public float Shares O/S 12.7 million Class A 26.8 million Class B 1.1 million Class A & B (1) Cumulative Volume = 154 million (3) (3) Shares Traded = 0 Shares Traded = 0 (2) Avg. Daily Volume = 3.6 million (4) Public Float Atlas Holdings Other Insiders 31% 66% 3% Ownership Ownership Ownership Greenidge Generation Holdings Inc. (GREE) 1) Cumulative volume from commencement of trading on September 15, 2021, through November 12, 2021. Source: NASDAQ 2) Cumulative volume divided by 45 trading days from commencement of trading on September 15, 2021, through November 12, 2021. 3) From inception through November 15, 2021. 4) Shares owned by affiliated private investment funds managed by Atlas FRM LLC d/b/a Atlas Holdings LLC. 2021 © Greenidge Generation – Proprietary & Confidential 8

Greenidge Business Segments Greenidge Generation Q3 2021 Results Holdings Inc. (GREE) Crypto Power Support.com (1) Revenue: $31.2 million Revenue: $3.1 million PF Revenue : $8.2 million (2)(3) PF Adj. EBITDA : ($0.5) million Crypto and Power (3) Adj. EBITDA $21.0 million 1) Support.com pro forma revenue for the quarter ending September 30, 2021. Support.com actual revenue for the interim period September 15, 2021, to September 30, 2021, was $1.5 million. 2) Support.com pro forma adj. EBITDA for the quarter ending September 30, 2021. Support.com actual adj. EBITDA for the interim period September 15, 2021, to September 30, 2021, was $0.2 million. 3) Non-GAAP measure. See slide 21 for a reconciliation from GAAP to non-GAAP measures. 2021 © Greenidge Generation – Proprietary & Confidential 9

# Launch Customer of S19 XP Bitmain Technology

GREENIDGE GENERATION

**Greenidge recently chosen as launch customer for S19 XP mining technology from Bitmain**

- The S19 XP is a step change in miner technology offering
  - ✓ 27% less electricity than any technology on the market[1]
  - ✓ 40% increase in hashrate per machine[1]
  - ✓ 37% more hashrate for the same electrical consumption[1]
- Greenidge was one of only five launch customers worldwide
- Represents a deepening of the partnership between Greenidge and Bitmain, one of the premier mining machine manufacturers
- At 3,000W per machine, the S19 XP will provide more computing power and efficiency while using the same power distribution infrastructure and rack space as the previous S19

**Upon delivery of the miners, we believe Greenidge's fleet will be one of the most technologically advanced mining operations in existence**



27% Less Power per Terahash
29.5 J/TH
21.5 J/TH
S19J Pro Miner
S19 XP Miner
+40% Hashrate per Machine
100 TH/s
140 TH/s
S19J Pro Miner
S19 XP Miner
+37% Hashrate per Kilowatt
~34 TH/kW
~47 TH/kW
S19J Pro Miner
S19 XP Miner

1) Source: Bitmain

2021 © Greenidge Generation – Proprietary & Confidential

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# Basics of Bitcoin Mining

GREENIDGE GENERATION

## How Greenidge Earns Bitcoin

**01** Someone creates a transaction and offers a fee to bitcoin miners in exchange for validating the transaction

**02** The transaction is broadcasted to peer-to-peer computers on the bitoin network known as nodes

**03** Recent transactions are grouped into blocks

A new block is assembled approximately every 10 minutes

**04** Using a known algorithm (or "hash function"), miners attempt to determine an efficienct solution to add the new block to the blockchain

**05** Once the solution is found, the new block is added to the existing blockchain in a way that is permanent and unalterable

~710,000 blocks have been added since inception

**06** The transactions in the block are permanently recorded and 6.25 bitcoin + transaction fees from the block are awarded to the miner who determined the efficient solution

## Key Statistics

| Fees as a % of Transaction Volume | Average Daily Volume of Transfers | Average of Median Transaction Size |
|---|---|---|
| **0.005%**<br>($1 per $20k)<br>Source: Coin Metrics 3-month trailing average | **₿1.1 million**<br>($69 billion at current BTC/USD)<br>Source: Coin Metrics 3-month trailing average | **$186**<br>Source: Coin Metrics 3-month trailing average |

2021 © Greenidge Generation – Proprietary & Confidential

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Executive Team Jeff Kirt Chief Executive Officer ● Chief Executive Officer since March 2021 Greg Ohanessian Chief Mining Officer Tim Rainey Treasurer ● Former Partner at Oak Hill Advisors and Pamplona Capital ● Chief Mining Officer since 2021; Consultant to ● Treasurer effective January 2021; previously Management Greenidge since 2019 Chief Financial Officer ● 10+ years of public company corporate governance on ● Formerly Chief Mining Officer at VC mining ● 10 years of diverse accounting and finance numerous corporate boards in US Enterprises; built two previous crypto mines experience ● Bitcoin mining since 2012 ● Formerly Senior Accountant at Bonadio & Co. ● Bitmain certified repair trainer Dale Irwin President ● President of Greenidge Since March 2021; CEO of Greenidge’s operating subsidiaries since 2014 ● 20 years at Greenidge and predecessors; career of diverse Dustin Beaudry Chief Technology Officer experience in leading teams and project management in Christian Mulvihill Vice President of power markets Engineering and Corporate Development ● Chief Technology Officer since January 2021 ● VP of Engineering and Corporate Development ● 18 years of consulting and operating experience since 2021 ● Formerly Director of Technology and Operations Bob Loughran Chief Financial Officer ● Formerly Associate with Atlas Holdings and at Pegasus Capital Advisors Field Associate with Atlas portfolio companies ● Chief Financial Officer effective January 2022; Chief Accounting Officer since June 2021 ● Previously at public companies Tronox and Avon; finance consultant to other public companies 2021 © Greenidge Generation – Proprietary & Confidential 12

Financials Robert Loughran CFO (effective Jan 2022) current Chief Accounting Officer 2021 © Greenidge Generation – Proprietary & Confidential 13

Summary 3Q 2021 Financials Q3 Highlights Variance Versus: $ in millions Q3 2021 Q3 2020 Q2 2021 Q3 2020 Q2 2021 Revenue $35.7 $6.1 $16.2 484% 121% Cryptocurrency Mining Revenue $31.2 $3.0 $14.1 924% 122% # bitcoin mined 729 246 315 196% 131% Ending Hashrate 1.2 0.4 0.8 ~200% ~50% (1) Adjusted EBITDA $21.2 $0.8 $8.1 2,633% 163% (1) Adjusted EBITDA % Margin 59% 13% 50% 354% 18% ● During the quarter, we deployed approximately 3,600 miners including 2,000 S19 Pros, 129 S19j Pros and 1,472 M30S Whatsminers ● Cash, short-term investments and bitcoin holdings totaled $53.0 million as of September 30, 2021, and approximately $105 million as of November 14, 2021 1) Non-GAAP measure. See slide 21 for a reconciliation from GAAP to non-GAAP measures. 2021 © Greenidge Generation – Proprietary & Confidential 14

Liquidity Update Liquidity $ in millions 11/14/2021 Cash 103.1 Bitcoin at market value 1.9 Total Cash and bitcoin ~$105 Equity Line Update # Shares Proceeds (net of fees) $/Share Total Since Inception 1,977,500 $47.9 million $24.23 2021 © Greenidge Generation – Proprietary & Confidential 15

Debt Structure Debt Balances $ in millions 10/31/21 Miner Debt 27.7 8.5% Senior Unsecured Notes Due 2026 55.2 Other debt 0.0 Total Debt Balance $82.9 2021 © Greenidge Generation – Proprietary & Confidential 16

Greenidge Summary We believe Greenidge is poised to execute our growth strategy ● Proven operators with in-house engineering and electrical capabilities having successfully designed, built and operated growing 1.2 EH/s mining operation ● Significant imbedded growth through committed orders bringing out capacity to over 4.7 EH/s in the next 12 months which, using average mining economics for 2021, would generate $540mm of Run-rate revenue ● Substantial positive Adjusted EBITDA with expanding margins ● Extensive pipeline of over 3,000MW of expansion opportunities in South Carolina and Texas ● Focus on carbon-neutral mining and improving carbon footprint ● Launch customer for game-changing technology, driving efficiency ● Significant liquidity to fund our expansion 2021 © Greenidge Generation – Proprietary & Confidential 17

Appendix 2021 © Greenidge Generation – Proprietary & Confidential 18

# Greenidge History

GREENIDGE GENERATION

## 2014
Greenidge formed to purchase 106 MW facility in Dresden, NY

## 2017
Commenced merchant power operations following coal-to-gas conversion

## 2018
Began exploring bitcoin mining opportunity

## 2019
1 MW bitcoin mining pilot project

## 2020
Achieved 17 MW in mining capacity

## 2021

### Jan
Raised ~$40 million in institutional capital

### Mar
Signed merger agreement with Support.com

### June
Commenced entirely carbon-neutral bitcoin mining operations

### Sep
Closed Support.com merger and began trading on NASDAQ under GREE

Announced order of 10,000 S19j Pro miners, bringing committed hashrate to 4.1 EH/s

### Oct
Raised $103 million net proceeds through combined debt and equity sales

Ordered an additional 16,500 miners, bringing committed hashrate to 4.7 EH/s

Announced 3,000 MW of expansion site opportunities

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YTD Mining Economics $ / TH / S / day 0.500 0.400 $0.315/TH/s/d 0.300 YTD Average 0.200 0.100 0.000 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 2021 © Greenidge Generation – Proprietary & Confidential 20

# Condensed Consolidated Statement of Operations (Unaudited)

GREENIDGE GENERATION

**GREENIDGE GENERATION HOLDINGS INC. AND SUBSIDIARIES**
**CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)**
**FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2021, JUNE 30, 2021 AND SEPTEMBER 30, 2020**
**Amounts denoted in 000's (except per share data)**

| | Three Months Ended: | | | Variance Versus: | |
|---|---|---|---|---|---|
| | September 30, 2021 | September 30, 2020 | June 30, 2021 | Q3 2021 | Q2 2021 |
| REVENUE: | | | | | |
| Cryptocurrency mining | $ 31,156 | $ 3,043 | $ 14,064 | 923.9% | 121.5% |
| Power and capacity | 3,077 | 3,080 | 2,112 | -0.1% | 45.7% |
| Services and other | 1,521 | - | - | NA | NA |
| Total revenue | 35,754 | 6,123 | 16,176 | 483.9% | 121.0% |
| OPERATING COSTS AND EXPENSES | | | | | |
| Cost of revenue - cryptocurrency mining (exclusive of depreciation and amortization) | 5,974 | 1,027 | 2,754 | 481.7% | 116.9% |
| Cost of revenue - power and capacity (exclusive of depreciation and amortization) | 2,831 | 3,045 | 1,970 | -7.0% | 43.7% |
| Cost of revenue - Services and other (exclusive of depreciation and amortization) | 854 | - | - | NA | NA |
| Selling, general and administrative | 5,446 | 1,493 | 3,627 | 264.8% | 50.2% |
| Merger and other costs (including $26,605 of noncash costs) | 29,847 | - | 938 | NA | NA |
| Depreciation and amortization | 2,667 | 1,064 | 1,603 | 150.7% | 66.4% |
| (Loss) income from operations | (11,865) | (506) | 5,284 | 2244.9% | -324.5% |
| OTHER (EXPENSE) INCOME, NET: | | | | | |
| Interest expense | (1,009) | - | (202) | NA | 399.5% |
| Gain (loss) on sale of digital assets | 18 | 36 | (154) | -50.0% | -111.7% |
| Other (expense) income, net | (29) | 181 | (13) | -116.0% | 123.1% |
| Total other (expense) income, net | (1,020) | 217 | (369) | -570.0% | 176.4% |
| (LOSS) INCOME BEFORE INCOME TAXES | (12,885) | (289) | 4,915 | 4358.5% | -362.2% |
| (Benefit) provision for income taxes | (4,989) | - | 1,397 | NA | NA |
| NET (LOSS) INCOME | $ (7,896) | $ (289) | $ 3,518 | 2632.2% | -324.4% |
| Earnings per share: | | | | | |
| Basic | $ (0.28) | | $ 0.10 | | |
| Diluted | $ (0.28) | | $ 0.08 | | |
| **Reconciliation of Net (loss) income to Adjusted EBITDA** | | | | | |
| Net (Loss) Income | $ (7,896) | $ (289) | $ 3,518 | | |
| Provision for income taxes | (4,989) | - | 1,397 | | |
| Interest expense, net | 1,009 | - | 202 | | |
| Depreciation and amortization | 2,667 | 1,064 | 1,603 | | |
| EBITDA | (9,209) | 775 | 6,720 | | |
| Stock-based compensation | 411 | - | 407 | | |
| Merger and other costs | 29,847 | - | 938 | | |
| Expansion costs | 128 | - | - | | |
| Adjusted EBITDA | $ 21,177 | $ 775 | $ 8,065 | | |
| Adjusted EBITDA percentage of revenue | 59.2% | 12.7% | 49.9% | | |
| **Reconciliation of Net (loss) income to Adjusted Net income (loss):** | | | | | |
| Net (Loss) Income | $ (7,896) | $ (289) | $ 3,518 | | |
| Merger & Public Company filing costs, after tax | 19,969 | - | 680 | | |
| Expansion costs, after tax | 93 | - | - | | |
| Adjusted Net income (loss): | $ 12,166 | $ (289) | $ 4,198 | | |

2021 © Greenidge Generation – Proprietary & Confidential

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Condensed Consolidated Balance Sheet (Unaudited) GREENIDGE GENERATION HOLDINGS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) SEPTEMBER 30, 2021 AND DECEMBER 31, 2020 Amounts denoted in $000's September 30, 2021 December 31, 2020 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 51,149 $ 5,052 Short term investments 496 - Digital assets 421 254 Accounts receivable 5,501 390 Prepaid expenses 5,042 155 Emissions and carbon offset credits 1,816 1,923 Total current assets 64,425 7,774 LONG-TERM ASSETS: Property and equipment, net 121,532 56,645 Right-of-use assets 1,369 - Intangible assets 22,493 - Goodwill 46,349 - Other long-term assets 2,143 148 Total assets $ 258,311 $ 64,567 LIABILITIES AND STOCKHOLDERS' EQUITY CURRENT LIABILITIES: Accounts payable $ 3,368 $ 1,745 Accrued emissions expense 1,674 2,082 Accrued expenses 9,566 946 Accrued interest expense - related party - 20 Notes payable, current portion 17,994 3,273 Notes payable - related party - 3,573 Lease obligation, current portion 852 - Total current liabilities 33,454 11,639 LONG-TERM LIABILITIES: Deferred tax liability 3,959 - Notes payable, net of current portion 7,369 1,364 Lease obligation, net of current portion 111 - Asset retirement obligations 2,380 2,277 Environmental trust liability 4,994 4,927 Other long-term liabilities 242 - Total liabilities 52,509 20,207 STOCKHOLDERS' EQUITY 205,802 44,360 Total liabilities and stockholders' equity $ 258,311 $ 64,567 2021 © Greenidge Generation – Proprietary & Confidential 22